Exhibit 10.26

             Schedule to Form of First Amendment to Lease Agreement

Tenant                       Property              Unit       Bed      Facility
Bloomsburg II                Bloomsburg            36         66       skilled nursing
Saxonburg                    Saxonburg             77         123      assisted living (personal care)